UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 27, 2015

Ultragenyx Pharmaceutical Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 483-8800

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 27, 2015, the Compensation Committee of the Board of Directors of Ultragenyx Pharmaceutical Inc. approved annual increases in the base salaries of those officers identified below. Salary increases were effective as of January 1, 2015, which was the start of the current fiscal year.

Name	Title	Fiscal 2015 Base Salary
Emil D. Kakkis, M.D., Ph.D.	President and Chief Executive Officer	$535,000
Thomas R. Kassberg	Senior Vice President, Chief Business Officer	$390,000
Shalini Sharp	Senior Vice President, Chief Financial Officer	$420,000

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2015	Ultragenyx Pharmaceutical Inc.

	By:	/s/ Shalini Sharp
Shalini Sharp
Senior Vice President, Chief Financial Officer